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                                                                  Exhibit 10.20


        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                     SUBORDINATED PROMISSORY NOTE DUE 2010

$59,100,000.00                                                   August 7, 1997
                                                             New York, New York

        DECISIONONE HOLDINGS CORP., a Delaware corporation (the "BORROWER"), for value received, hereby promises to pay, in lawful money of the United
States in immediately available funds, to DecisionOne Corporation, a Delaware corporation, or its registered assigns (the "HOLDER"), at 50 East Swedesford Road, Frazer, Pennsylvania 19355, or such other place as the Holder may designate from time to time, on August 31, 2010, the principal sum of Fiftynine Million One Hundred Thousand Dollars (the "PRINCIPAL AMOUNT"). Interest (computed on the basis of a 360-day year of twelve 30-day months) will be paid in cash or accrued at the rate of 8.25% per annum on the Principal Amount from time to time remaining unpaid hereon, semi-annually on November 30 and May 31 of each year (commencing on November 30, 1997) until said Principal Amount shall be paid in full.


        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

        This Note and the indebtedness evidenced hereby is subordinated to the prior payment in full of all other indebtedness for borrowed money of the Borrower (but not trade payables arising in the ordinary course of business), whether currently existing or hereinafter incurred (any such indebtedness, the "SENIOR DEBT"). No payment of principal, interest or other amounts in respect of the indebtedness evidenced hereby shall be made at any time at which there exists any default or event of default in respect of any Senior Debt. Upon any dissolution, winding up, liquidation or reorganization of the Borrower, all principal, interest and other amounts payable in respect of any Senior Debt shall be paid in full before any payment is made in respect of the indebtedness


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evidenced hereby. In the event that any payment shall be made in respect of the indebtedness evidenced hereby in contravention of the terms hereof, such payment shall be held in trust by the recipients thereof for the benefit of, and shall be paid forthwith over and delivered to, the holders of the Senior Debt for application pro rata to the payment of all Senior Debt to the extent necessary to pay such Senior Debt in full.

        Subject to the foregoing, the Borrower may, at its option, pay the Principal Amount in whole at any time without the Holder's prior demand, and upon final payment in full of the Principal Amount and any accrued interest thereon, this Note shall immediately be deemed cancelled and of no further force or effect without any further action on the part of the Borrower.

        This Note is registered on the books of the Borrower and is transferable only by surrenders hereof at the principal office of the Borrower duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder or its attorney duly authorized in writing. Payment of or on account of principal and interest on the Note shall be made only to or upon the order in writing of the Holder.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE INTERNAL LAWS (AND NOT THE CONFLICTS LAWS) OF THE STATE OF NEW YORK.


                                        DECISIONONE HOLDINGS CORP.

                                        By: /s/ Thomas J. Fitzpatrick
                                           --------------------------
                                           Name:  Thomas J. Fitzpatrick
                                           Title: Vice President and
                                                  Chief Financial Officer




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